                                                                   EXHIBIT 99.05

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                               /s/ Joseph B. Anderson, Jr.
                                               -----------------------------
                                               Name: Joseph B. Anderson, Jr.


May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                          /s/ Donald R. Beall
                                                          ----------------------
                                                          Name:  Donald R. Beall
May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                         /s/ Rhonda L. Brooks
                                                         -----------------------
                                                         Name:  Rhonda L. Brooks
May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                          /s/ John J. Creedon
                                                          ----------------------
                                                          Name:  John J. Creedon
May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                         /s/ Charles H. Harff
                                                         -----------------------
                                                         Name:  Charles H. Harff
May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                      /s/ Victoria B. Jackson
                                                      --------------------------
                                                      Name:  Victoria B. Jackson
May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                          /s/ James E. Marley
                                                         -----------------------
                                                          Name:  James E. Marley
May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                         /s/ Harold A. Poling
                                                         -----------------------
                                                         Name:  Harold A. Poling
May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                        /s/ Steven C. Beering
                                                        ------------------------

May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                       /s/ Joseph P. Flannery
                                                       -------------------------

May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                              /s/ Robert E. Fowler, Jr.
                                             -----------------------------------

May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                        /s/ William D. George, Jr.
                                        -----------------------------------

May 3, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                             /s/ Ivan W. Gorr
                                                             -------------------

May 3, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                 /s/ Richard W. Hanselman
                                                 ------------------------------

May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                      /s/ V. William Hunt
                                                      -------------------------

May 5, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                         /s/ Don J. Kacek
                                                         ----------------------

May 3, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                    /s/ James E. Perrella
                                                    ---------------------------

May 3, 2000

                             CONSENT OF PERSON NAMED
                              TO BECOME A DIRECTOR

      I hereby consent to my being named in the Registration Statement on Form S-4 of ArvinMeritor, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.


                                                       /s/ Martin D. Walker
                                                       -----------------------
                                                       Name:  Martin D. Walker
May 5, 2000





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